CLIPPER FUNDSM

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 27, 2003

To Our Shareholders:

     The Annual Meeting of Shareholders of Clipper FundSM will be held on Thursday, March 27, 2003 at 10:00 a.m., at the Peninsula Beverly Hills, in the Verandah Room, at 9882 Little Santa Monica Boulevard, Beverly Hills, California. The purpose of the Annual Meeting is to consider and vote upon the following matters, which are more fully described in the accompanying Proxy Statement, which is incorporated into this notice by reference:

1.	Election of a Board of Directors; and

2.	Such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on January 31, 2003 as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.
By Order of the Board of Directors

James Gipson
Chairman & President

February 14, 2003

IMPORTANT
SHAREHOLDERS ARE REQUESTED TO DATE, FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

CLIPPER FUNDSM

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 27, 2003

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Clipper FundSM (the "Fund") for use at the Annual Meeting of Shareholders of the Fund (the "Meeting"), to be held on Thursday, March 27, 2003 at 10:00 a.m. at the Peninsula Beverly Hills, in the Verandah Room, at 9882 Little Santa Monica Boulevard, Beverly Hills, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on January 31, 2003 will be entitled to receive notice of and to vote at the meeting. This proxy statement will be mailed to shareholders on or about February 14, 2003.

     Each share of capital stock is entitled to one vote, except that shareholders are entitled to cumulate votes for the election of directors. Thus, each shareholder entitled to vote for directors will be able to give one candidate that number of votes which is equal to four (the number of directors to be elected) multiplied by the number of shares that the shareholder holds, or be able to distribute that number of votes among two or more candidates in such a manner as the shareholder sees fit. Cumulative voting will be provided to all shareholders only if the shareholder is at the meeting and prior to the election of directors gives notice of the shareholder's intention to cumulate votes.

     The required quorum for the transaction of business at the Meeting is the presence in person or by proxy of a majority of the shares entitled to vote at the meeting of shareholders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, or, if no specification is made, according to the recommendations of the Board of Directors in this Proxy Statement. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by a writing delivered to the Fund. This revocation must show the shareholder's name and account number and must be received prior to the voting at the meeting to be effective. In addition, a shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any proxy previously given. The Fund had 68,568,516 shares of capital stock outstanding as of January 31, 2003.

     Proxy materials will be mailed to shareholders of record on or about February 14, 2003. Copies of the Fund's most recent Annual and/or Semi-Annual report may be obtained from the Fund at no charge by writing or telephoning the Fund at its principal executive offices at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, CA 90210, (800) 776-5033.

	Number of
	Shares Owned	Percent
Name and Address	of Record	of Class

National Financial Services Corporation (1)	17,803,151	25.9%
For the Exclusive Benefit of Our Customers
PO Box 3908 Church St Station
New York, NY 10008-3908

Charles Schwab & Co. Inc. (2)	16,216,901	23.6%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104

Fidelity Investments Institutional (3)	6,345,877	9.2%
Operations Co (FIIOC)
As Agent for Certain Emp Ben Plans
100 Magellan Way #KW1C
Covington, KY 41015-1999

Donaldson, Lufkin & Jenrette (4)	3,631,488	5.3%
Pershing Division
One Pershing Plaza
Jersey City, NJ 07399-0002

1. National Financial Services Corporation is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.
2. Charles Schwab & Co. Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.
3. Fidelity Investments Institutional Operations Co is the trustee for several company sponsored retirement plans; the Fund is not aware of the size or identity of these plans.
4. Donaldson, Lufkin & Jenrette is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

PROPOSAL 1. ELECTION OF BOARD OF DIRECTORS

     As indicated below under "Information Regarding the Directors and Officers", the Board of Directors of the Fund is currently comprised of four members. It is proposed that the Board of four (4) directors be re-elected, with each director to hold office indefinitely or until the next annual meeting of shareholders and until his or her successor is elected and qualified. It is the intention of the proxy holders named in the accompanying form of proxy to vote each such proxy for the election of the persons listed below unless, with respect to a particular proxy, the shareholders giving such proxy specifically indicates in the proxy the shareholder's desire to withhold authority to vote for such persons. Unless otherwise specified, proxy holders (or their substitutes) may cast an equal number of votes for each nominee for director or accumulate such votes and distribute them among the nominees at the discretion of said proxy holders. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Each nominee who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the " '40 Act"), is indicated by an asterisk. Mr. Gipson is deemed an "interested person" of the Fund because he is an officer of Pacific Financial Research, Inc. ("PFR" or the "Investment Adviser") and is an officer of the Fund. The Investment Advisor also acts as the Fund's administrator and is located at 9601 Wilshire Blvd., Suite 800, Beverly Hills, CA 90210. Each person listed in the table (page 5) for the position of Director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected. Also listed are those persons who have been chosen to become an officer and have consented to continue to act in that capacity.

Notes to the chart on opposite page:
(1)

Of the 200,652 shares attributed to Mr. Gipson, 11,647 are held by the Pacific Financial Research Employees Savings Plan (the "ESP") for which Mr. Gipson is a trustee, 189,005 are held by Mr. Gipson of which 86,037 shares are held in an IRA account and 5,314 are held by Mrs. Gipson in an IRA. The 11,647 shares held by the ESP include 1,735 shares in which Mr. Gipson has a vested interest, 1,819 shares in which Mr. Sandler has a vested interest and 1,352 shares in which Mr. Kromm has a vested interest.

(2)	The 30,854 shares attributed to Mr. Booth are held individually by him.

(3)	The 25,601 shares attributed to Mr. Williamson are held individually by him in an IRA.

(4)	Of the 13,451 shares attributed to Professor McNamee, 12,900 are held individually by him, 550 are held by Mrs. McNamee, 237 of which are held in an IRA.

(5)	Of the 31,603 shares attributed to Mr. Sandler, 22,204 are held in an IRA, 1,241 are held by Mrs. Sandler in an IRA and 8,157 shares are held as a custodian.

(6)	Of the 7,636 shares attributed to Michael Kromm, 6,030 are held in an IRA, 273 are held by Mrs. Kromm in an IRA and 2,000 shares are held as a custodian.

Information Regarding The Directors and Officers
(1)	(2)	(3)	(4)	(5)	(6)	(7)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Value of Shares of Capital Stock of the Fund beneficially owned directly or indirectly as of January 31, 2003

James H. Gipson* 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (60) (* interested party)	President, Chairman of the Board, and Director	One year and from inception of the Fund to the present.	President, Chairman of the Board, and Portfolio Manager, PFR	One	None	Over $100,000 (1) Less than 1%

F. Otis Booth, Jr. 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (79)	Director (independent)	One year and from inception of the Fund to the present.	Private investor	One	Newhall Land & Farming Co.	Over $100,000 (2) Less than 1%

Norman B. Williamson 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (71)	Director (independent)	One year and from inception of the Fund to the present.	Private investor	One	None	Over $100,000 (3) Less than 1%

Lawrence P. McNamee 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (68)	Director (independent)	One year and from inception of the Fund to the present.	Retired educator	One	None	Over $100,000 (4) Less than 1%

Michael C. Sandler 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (48)	Vice President	One year and from inception of the Fund to the present.	Vice President, Director, and Portfolio Manager, PFR	One	None	Over $100,000 (5) Less than 1%

Michael Kromm 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (57)	Secretary/ Treasurer	One year and from 1991 to the present.	Operations Manager, PFR	One	None	Over $100,000 (6) Less than 1%

While the Investment Adviser of the Fund acts as a sub-adviser to two other funds, the PBHG Clipper Focus Fund, a member of the PBHG Funds and the Counsel Focus Value Portfolio and acts as a co-sub-adviser to the Preferred Large Cap Value Fund, a member of the Preferred Group of Mutual Funds, none of the above listed Officers nor Directors of the Clipper Fund own beneficially any outstanding shares of capital stock of these Funds. None of the Directors or Officers of the Fund holds a similar position with these other funds or any other fund.

     None of the Directors, who are not "interested persons" of the Fund own shares of the Investment Advisor or its parent company, Old Mutual (US) Holdings, Inc.

     The Fund's Board of Directors has a standing audit committee and no nominating or compensation committee or any committee performing similar functions. The members of the audit committee are F. Otis Booth, Jr., Norman B. Williamson and Lawrence P. McNamee, the Directors who are not "interested persons" of the Fund. The Directors who are not "interested persons" of PFR serve as the audit committee. During the calendar year 2002, the audit committee met four times.

     The audit committee recommends the appointment of the Fund's independent auditors to the Board of Directors, recommends the approval of the Fund's engagement letter with the independent auditors, and reviews the Fund's financial statements. The audit committee has reviewed and discussed the audited financial statements with Fund management, received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be amended or supplements, and has reviewed the independent status of the auditors. Based on the audit committee's review and discussions with Fund management and the independent accountants, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Officers and directors of the Fund who are also officers, directors, shareholders, employees or otherwise "interested persons" of the Investment Adviser receive no compensation from the Fund. Each other director receives annual fee of $5,000 from the Fund. During the Fund's last fiscal year, the three directors who were not "interested persons" of the Fund or the Investment Adviser received combined fees and no expenses totaling $15,000. There were four Board of Director's meetings and one shareholder meeting held in calendar year 2002. Each of the directors attended 100% of those meetings except Mr. Otis Booth, Jr. who attended three of the four meetings of the Audit Committee and full Board. The Fund has no bonus, profit-sharing, pension or retirement plan.
Compensation Table:
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
James H. Gipson, President & Chairman of the Board / Director (Interested Party)	$ -0-	$ -0-	$ -0-	$ -0-

F. Otis Booth, Jr., Director (Independent)	$ 5,000	$ -0-	$ -0-	$ 5,000

Norman B. Williamson, Director (Independent)	$ 5,000	$ -0-	$ -0-	$ 5,000

Lawrence P. McNamee, Director (Independent)	$ 5,000	$ -0-	$ -0-	$ 5,000

Michael C. Sandler, Vice President	$ -0-	$ -0-	$ -0-	$ -0-

Michael Kromm, Secretary/Treasurer	$ -0-	$ -0-	$ -0-	$ -0-

RECOMMENDATION AND REQUIRED VOTE

     THE BOARD OF DIRECTORS, INCLUDING ALL "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE NOMINEES AS DIRECTORS OF THE FUND.

     In the election of directors, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected directors.

OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the meeting. However, should any such matters properly come before the meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters. Votes withheld from any nominee for director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law. Abstentions and broker non-votes will also be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally by telephone. Or the Fund may pay persons holding shares of the Fund in their names (or those of their nominees) for their expenses in sending soliciting material to their principals.

     Proposals of shareholders intended to be presented at the next annual meeting of the Fund must be received by the Fund for inclusion in the Fund's proxy statement relating to that meeting at the principal executive offices of the Fund at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, not later than December 31, 2003.

NOTICE TO BANKS, BROKERS/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of National Financial Data Services, Inc., P.O. Box 5229, Kansas City, Missouri 64120, whether other persons are the beneficial owners of the shares for which proxies are being solicited from you and, if so, the number of copies of the Proxy Statement, other soliciting material and Annual Report you wish to receive in order to supply copies to the beneficial owners of shares. The Fund, as an issuer dealer, acts as its own principal underwriter.

INDEPENDENT ACCOUNTANTS

     Upon recommendation by its audit committee, the Board of Directors of the Fund had selected Ernst & Young, LLP ("E&Y") as independent accountants to audit and certify the Fund's financial statements for 2002. In August, 2002, the independent accounting firm of Ernst & Young, LLP determined that they were no longer independent, as a result of internal audit services performed for the Fund's Investment Advisor's parent, under the Sarbanes-Oxley Act, recently enacted. Based on the Audit Committee's review and discussion with management, the audit committee recommended to the Board of Directors the selection of PricewaterhouseCoopers LLP ("PwC") as independent accountants to audit and certify the Fund's financial statements. Representatives of PwC will be present at the Annual meeting and will be given the opportunity to make a statement and answer questions if they so choose.

     In addition to serving as independent accountants, PwC has provided to the Fund limited non-audit services primarily related to the Fund's filing of its SEC registration statement. The audit committee considered these non-audit services when evaluating PwC's independence.

     Audit Fees: In the fiscal year 2002, the Fund paid E&Y approximately $20,000 in audit fees for work performed in 2002 on the 2001 financial statements. For fiscal year 2002, the Fund paid PwC approximately $22,000 in audit fees for the 2002 financial statements.

     Non-Audit Fees: In the fiscal year 2002, the Fund paid E&Y approximately $3,850 in non-audit fees.

     Neither E&Y nor PwC provided financial information systems design and implementation services in the last fiscal year to the Fund, the Investment Advisor or any entity controlling it.

     E&Y provided no additional non-audit services in the last fiscal year to the Fund other than noted above. PwC provided no additional non-audit services in the last fiscal year to the Fund, however, it performed AIMR-PPS® verification of the Fund's Investment Advisor. PwC performed no other non-audit services in the past fiscal year to the Investment Advisor or any entity controlling it.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY BALLOT IN THE ENCLOSED STAMPED ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, YOU MAY CHANGE YOUR VOTE, IF DESIRED, AT THAT TIME.

FEBRUARY 14, 2003

PROXY BALLOT

CLIPPER FUNDSM
c/o NFDS, P.O. BOX 219152
Kansas City, Missouri 64121-9152

ANNUAL MEETING OF SHAREHOLDERS - March 27, 2003

This proxy is being solicited on behalf of the Board of Directors. The undersigned hereby appoints James H. Gipson, proxyholder, with full power of substitution, to vote for the undersigned at the Annual Meeting of Shareholders of Clipper Fund, Inc. to be held on March 27, 2003, and at any adjournments thereof, with respect to the matters below hereof hereof, which are more fully described in the Proxy Statement dated February 14, 2003, receipt of which is acknowledged by the undersigned.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR, IF NO SPECIFICATIONS IS MADE, ACCORDING TO THE RECOMMENDATIONS OF MANAGEMENT IN THE PROXY STATEMENT. UNLESS OTHERWISE SPECIFIED, THE PROXYHOLDER NAMED HEREON, OR THEIR SUBSTITUTES, MAY CAST AN EQUAL NUMBER OF VOTES FOR EACH NOMINEE FOR DIRECTOR OR CUMULATE SUCH VOTES AND DISTRIBUTE THEM AMONG THE NOMINEES AT THE DISCRETION OF SAID PROXYHOLDERS.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees or guardians should give full titles when signing. Please sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cur-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Clipper Fund, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717/

CLIPPER FUND, INC.

For address changes and/or comments, please check
and write them on the back where indicated.         [  ]

Election of Directors
1.  The election of the nominees for Directors specified
    in the Proxy Statement.
                                                      For   Withhold   For All
                                                      All     All       Except
                                                      [ ]     [ ]         [ ]
    01) F. Otis Booth, Jr.  03) Lawrence P. McNamee
    02) James H. Gipson     04) Norman B. Williamson

    To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.

    __________________________

2.  Such other business as may properly come before the meeting or at any adjournment thereof. As to such business the undersigned hereby confers discretionary authority.

____________________________________________    _______________________________

Signature [PLEASE SIGN WITHIN BOX] Date Signature